UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2024

N2OFF, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40403	26-4684680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HaPardes 134 (Meshek Sander) Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	NITO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1.01 Entry into a Material Agreement

Facility Agreement

On October 1, 2024, N2OFF, Inc. (the “Company”) entered into a facility agreement (the “Facility Agreement”) with L.I.A. Pure Capital Ltd. (the “Lender”) for financing of up to EUR 6,000,000 (the “Credit Facility”), EUR 2,000,000 of which may be used to finance one project in Germany, and the remaining EUR 4,000,000 for any other projects subject to pre-approval by the Lender.

Interest under the Credit Facility will accrue at the rate of 7% per annum and is payable in advance by the Company and deducted from each drawdown for a period of twenty four months.

The Credit Facility will terminate on the earlier of the drawdown of all of the EUR 6,000,000 or five years from the date of the Facility Agreement (the “Drawdown Period”). The Company must repay amounts borrowed under the Credit Facility from the proceeds derived from the pre-approved projects or 33% of the proceeds from other Company financing transactions during the Drawdown Period. Thereafter, any unpaid amount may be paid from any other sources.

Warrants

In addition, under the Facility Agreement, the Company agreed to issue the Lender a five-year warrant (the “Warrant”) to purchase 1,850,000 shares of its common stock (the “Warrant Shares”), with an exercise price of $1.00 per share. Such warrant may not be exercised by the Lender if such exercise would result in the Lender beneficially owning in excess of 4.99% of the Company’s outstanding shares. If required for the issuance of the Warrant, the Company will obtain stockholder approval within six months from the date of the Facility Agreement. The Warrant Shares will be exercisable immediately after the issuance. Furthermore, the exercise price and number of Warrant Shares are subject to adjustments upon the issuance of common stock, issuance of options, issuance of convertible securities and stock combination events, as detailed in the Warrant.

In the event the Company fails to deliver the Warrant Shares in a timely manner and the Lender is required to purchase shares of common stock in the open market to cover a sale of the Warrant Shares, the Company will be required to compensate the Lender for any additional costs incurred. The Warrant Shares additionally have a cashless exercise mechanism in the event a registration statement covering the resale of the Warrant Shares is not available, based on a specified formula as detailed in the Warrant.

If the Company does not have sufficient authorized and unreserved shares of common stock to cover the exercise of the Warrant, it will be required to take immediate action to increase its authorized shares. If the Company cannot deliver the required common stock upon exercise, the Lender will be entitled to demand cash compensation based on the Black Scholes Value of the Warrant.

In the event of a fundamental transaction, as detailed in the Warrant, the successor entity will be entitled to assume the Company’s obligations under the Warrant. The Lender may also request the Company to buy back the Warrant for its Black Scholes Value in cash.

Pursuant to the Facility Agreement, the Company must file a resale registration statement with the Securities and Exchange Commission (“SEC”) within 75 days of the date of the Facility Agreement to register the shares issued and issuable upon the exercise of the warrant under the Facility Agreement and must use reasonable efforts to have the registration statement declared effective by the SEC within 90 days of filing. The Company must also use reasonable best efforts to include such shares on any resale registration that it earlier files with the SEC.

Furthermore, the Company is responsible for up to US$7,500 of expenses incurred by the Lender in connection with the Facility Agreement.

Copies of the Facility Agreement and the Warrant are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated by reference herein. The foregoing summaries of such documents are not complete and are qualified in their entirety by reference to the full text of such Exhibits.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed above in Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information disclosed above under Item 1.01 regarding the securities issued and issuable under the Credit Facility is incorporated herein by reference. The issuance of such shares were, and when issued in accordance with the terms of the Warrant, the Warrant Shares will be, exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof as transactions by an issuer not involving a public offering.

Item 7.01 Regulation FD Disclosure.

On October 2, 2024, the Company, issued a press release entitled “N2OFF Announces Strategic initiative intended to Maximize Shareholder Value”. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Facility Agreement, dated October 1, 2024, between L.I.A Pure Capital Ltd. and the Company
10.2	Warrant, dated October 1, 2024
99.1	Press Release, dated October 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N2OFF, Inc.

Date: October 2, 2024	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer